Exhibit 99.1

Marchex Announces Second Quarter 2022 Results

SEATTLE –August 9, 2022-- Marchex, Inc. (NASDAQ: MCHX), the award-winning AI-powered conversation intelligence company that helps businesses turn strategic insights into the actions that drive their most valued sales outcomes, today announced its financial results for the second quarter ended June 30, 2022.

Q2 2022 Financial Highlights

•	GAAP revenue was $13.5 million for the second quarter of 2022, compared to $14.0 million for the second quarter of 2021.
•	Net loss was $1.5 million for the second quarter of 2022 or $0.03 per diluted share, compared to a net loss of $0.3 million or $0.01 per diluted share for the second quarter of 2021.
	Q2 2021	Q2 2022
GAAP Revenue	$14.0 million	$13.5 million
Non-GAAP Results:
Adjusted EBITDA	($527,000)	$167,000
•	Adjusted non-GAAP income (loss) per share for the second quarter of 2022 was ($0.01) compared to ($0.02) for the second quarter of 2021.

Strategic Priorities and Growth Initiatives

•

New Customer Traction and Existing Customer Expansion. Marchex saw continued traction with new enterprise customers across multiple product lines in several verticals including Home Services, Health Care and others. In addition, we continue to see long-term growth opportunities in our Auto vertical through the expansion of relationships with Fortune 500 customers and traction in the dealer channel.

•

Company Maintains Profitability Metrics in the Second Quarter. In the second quarter of 2022, Marchex achieved above break-even Adjusted EBITDA in part through continued progress with the Company’s cost initiatives, including its technology and cloud-based infrastructure projects.

•

Conversation Volumes. Conversation volume trends in the largest verticals were up modestly from the first quarter of 2022 largely due to the expansion of relationships with existing customers in those verticals. Overall, conversation volumes in the second quarter were down modestly on a year-over-year basis, impacted by customer inventory shortages, inflationary pressures and overall macroeconomic factors.

•	Accelerate Product Innovation.
•

Marchex Receives Product of the Year Award for Marchex Conversational Intelligence Platform. The Business Intelligence Group named Marchex’s Conversation Intelligence Platform as “Product of the Year” as part of the 2022 Sales and Marketing Technology Awards program, also known as The Sammys. The Sammys honor organizations and products helping to solve the challenges organizations have connecting and collaborating with prospects and customers. The Marchex Conversation Intelligence platform, built upon powerful artificial intelligence (AI) technology, enables businesses to take critical actions, deliver better customer experiences and grow their revenue. From a business intelligence perspective, this innovative technology unlocks key, relevant insights from both voice and text conversations at scale and extracts actionable signals that empower marketing, sales, and customer engagement teams to achieve their business objectives.
•

Marchex Wins AI-Based Analytic Innovation Award by AI Breakthrough. AI Breakthrough is a leading market intelligence organization that rewards the top companies, technologies, and products in the contemporary artificial intelligence (AI) market. The company received the award for Marchex Conversation Intelligence, powered by Marchex Conversation DNA™, for developing the technology to precisely decode conversations down to a granular level, enabling businesses to optimize their marketing campaigns, improve customer experiences and ultimately close more sales. Breakthrough AI automation is at the very core of Marchex Conversation Intelligence, empowering businesses to listen at scale to what their customers are saying, optimize sales approaches to deliver customer experiences that improve sales outcomes, and make data-driven decisions that improve their performance.

“In the second quarter and throughout the past year, Marchex’s product innovation has fundamentally altered the way businesses can reach and interact with consumers, transforming marketing, sales, and customer engagement. Now businesses can gain the strategic insights they need from their business conversations to act immediately and win more business,” said Russell Horowitz, Executive Chairman and Co-CEO. “Our continued focus on innovating is helping businesses leverage conversational intelligence to drive better customer experiences and grow. Throughout the course of 2022, we expect to launch new sales engagement products supported by our award-winning Conversation DNA™ technology, win new customer relationship, expand relationships with many of our Fortune 500 customers, and open new channel partnerships, and that these current initiatives will continue to expand our opportunity and resulting growth profile.”

Business Outlook

The following forward-looking statements reflect Marchex's expectations as of August 9, 2022.

“While we saw a modest lift in conversation volumes from the pandemic influenced months at the beginning of this year, we continue to see come customer impacts from supply chain disruptions, inflationary pressures and other macroeconomic events weigh on aggregate conversation volumes compared to the year-ago period,” said Mike Arends, Co-CEO. “Even with this headwind in place, we anticipate that our product and sales initiatives could lead to similar revenue levels in the third quarter of 2022 relative to the most recent quarters. In addition, we believe we will continue to be at or near break-even on an Adjusted EBITDA basis for the third quarter.”

“As we move through the rest of 2022, we are continuing to make progress with some of our largest customer relationships and believe they can serve as a foundation for long-term growth for Marchex. We expect to launch new products, new customer relationships and new channel partner relationships this year and believe through these initiatives we are laying the foundation for future growth. In addition, if we see an unwinding of the inventory challenges and other macro impacts on volumes at some point, we believe this should convert into a tailwind in several of our verticals and enable us to achieve accelerating growth. We expect to have more to share on these developments in the coming months.” said Arends.

Management will hold a conference call, starting at 5:00 p.m. ET on Tuesday, August 9, 2022 to discuss Marchex’s financial results for the second quarter ended June 30, 2022 and other company updates. Access to the live webcast of the conference call will be available online from the Investors section of Marchex’s website at www.marchex.com. An archived version of the webcast will also be available at the same location shortly after completion of the call.

About Marchex

Marchex’s award-winning conversation intelligence platform, featuring AI-powered sales engagement and marketing solutions, helps businesses turn strategic insights into the actions that drive their most valued sales outcomes. Our multichannel voice and text capabilities enable sales and marketing teams to deliver the buying experiences that today’s customers expect. Marchex is the trusted conversation intelligence partner for market-leading companies in critical industries, including many of the world’s most innovative and successful brands.

Please visit http://www.marchex.com, www.marchex.com/blog or @marchex on Twitter (Twitter.com/Marchex), where Marchex discloses material information from time to time about the company, its financial information, and its business.

Forward-Looking Statements:

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding our strategy, future operations, future financial position, future revenues, other financial guidance, acquisitions, dispositions, projected costs, prospects, plans and objectives of management are forward-looking statements. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. There are a number of important factors that could cause Marchex's actual results to differ materially from those indicated by such forward-looking statements including but not limited to product demand, order cancellations and delays, competition and general economic conditions. These factors are described in greater detail in the "Risk Factors" section of our most recent periodic report and registration statement filed with the SEC. All of the information provided in this release is as of August 9, 2022 and Marchex undertakes no duty to update the information provided herein.

In the event the press release contains links to third party websites or materials, the links are provided solely as a convenience to you. Marchex is not responsible for the content of linked third-party sites or materials and does not make any representations regarding the content or accuracy thereof.

Non-GAAP Financial Information:

To supplement Marchex's consolidated financial statements presented in accordance with GAAP and to provide clarity internally and externally, Marchex uses certain non-GAAP measures of financial performance and liquidity, including Adjusted EBITDA, Adjusted OIBA, and Adjusted non-GAAP income (loss) per share.

Adjusted EBITDA represents net income (loss) before (1) interest, (2) income taxes, (3) amortization of intangible assets from acquisitions, (4) depreciation and amortization, (5) stock-based compensation expense, (6) acquisition and disposition-related costs, and (7) foreign government assistance subsidies. Marchex believes that Adjusted EBITDA is an alternative measure used by our management to understand and evaluate our core operating performance and trends, and that provides meaningful supplemental information regarding performance and evaluating performance and liquidity to measure its ability to fund operations and its financing obligations.

Adjusted OIBA represents Adjusted EBITDA adjusted for depreciation and amortization. This measure, among other things, is another metric by which Marchex evaluates the performance of its business. Adjusted OIBA is the basis on which Marchex's internal budgets are based and by which Marchex's management is currently evaluated. Marchex believes these measures are useful to investors because they represent Marchex's consolidated operating results, taking into account depreciation and other intangible amortization, which Marchex believes is an ongoing cost of doing business, but excluding the effects of certain other expenses as detailed above. Financial analysts and investors may use Adjusted EBITDA and Adjusted OIBA to help with comparative financial evaluation to make informed investment decisions.

Adjusted non-GAAP income (loss) per share represents Adjusted non-GAAP income (loss) divided by GAAP diluted shares outstanding. Adjusted non-GAAP income (loss) generally captures those items on the statement of operations that have been, or ultimately will be, settled in cash exclusive of certain items that are not indicative of Marchex’s recurring core operating results and represents net income (loss) applicable to common stockholders plus the net of tax effects of: (1) stock-based compensation expense, (2) acquisition and disposition related costs, (3) amortization of intangible assets from acquisitions, (4) interest income and other, net, and (5) foreign government assistance subsidies. Financial analysts and investors may use Adjusted non-GAAP income (loss) per share to analyze Marchex's financial performance since these groups have historically used EPS related measures, along with other measures, to estimate the value of a company, to make informed investment decisions, and to evaluate a company's operating performance compared to that of other companies in its industry.

Marchex's management believes that investors should have access to, and Marchex is obligated to provide, the same set of tools that management uses in analyzing the company's results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, and should not be considered in isolation, as a substitute for, or superior to, GAAP results. Marchex’s non-GAAP financial measures may be defined differently from time to time and may be defined differently than similar titled terms used by other companies, and accordingly, care should be exercised in understanding how Marchex defines its non-GAAP financial measures in this release. Marchex endeavors to compensate for the limitations of the non-GAAP measures presented by providing the comparable GAAP measure with equal or greater prominence, GAAP financial statements, and detailed descriptions of the reconciling items and adjustments, including quantifying such items, to derive the non-GAAP measure.

For further information, contact:

Trevor Caldwell
Marchex Investor Relations

Telephone: 206.331.3600
Email: ir@marchex.com

Or

MEDIA INQUIRIES

Marchex Corporate Communications

Telephone: 206.331.3434

Email: pr(at)marchex.com

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2022	2021	2022
Revenue	$14,006	$13,510	$26,986	$26,681
Expenses:
Service costs (1)	5,460	4,864	10,882	9,799
Sales and marketing (1)	2,702	3,619	6,339	6,784
Product development (1)	4,789	3,531	10,111	6,991
General and administrative (1)	2,465	2,440	5,085	5,046
Amortization of intangible assets from acquisitions	1,378	531	2,559	1,062
Acquisition and disposition-related costs	76	22	121	27
Total operating expenses	16,870	15,007	35,097	29,709
Loss from operations	(2,864)	(1,497)	(8,111)	(3,028)
Interest income (expense) and other, net	2,486	17	2,474	(4)
Income (loss) before provision for income taxes	(378)	(1,480)	(5,637)	(3,032)
Income tax expense (benefit)	(45)	51	31	81
Net income (loss) applicable to common stockholders	$(333)	$(1,531)	$(5,668)	$(3,113)
Basic and diluted net loss per Class A and Class B share applicable to common stockholders	$(0.01)	$(0.03)	$(0.13)	$(0.07)
Shares used to calculate basic net loss per share applicable to common stockholders
Class A	4,661	4,661	4,661	4,661
Class B	39,171	38,696	39,167	38,670
Shares used to calculate diluted net income (loss) per share applicable to common stockholders:
Class A	4,661	4,661	4,661	4,661
Class B	43,832	43,357	43,828	43,331

(1) Includes stock-based compensation allocated as follows:
Service costs	$3	$45	$11	$79
Sales and marketing	221	200	450	391
Product development	88	76	185	158
General and administrative	343	393	753	781
Total	$655	$714	$1,399	$1,409

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	December 31,	June 30,
	2021	2022
Assets
Current assets:
Cash and cash equivalents	$27,086	$24,818
Accounts receivable, net	8,021	8,336
Prepaid expenses and other current assets	2,407	2,378
Total current assets	37,514	35,532
Property and equipment, net	2,817	3,766
Right-of-use lease asset	2,238	1,499
Other assets, net	986	1,002
Goodwill	17,558	17,558
Intangible assets from acquisitions, net	4,714	3,652
Total assets	$65,827	$63,009
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$1,363	$1,341
Accrued benefits and payroll	3,631	4,223
Other accrued expenses and current liabilities	3,869	3,514
Deferred revenue and deposits	2,016	1,489
Lease liability, current	1,794	1,920
Total current liabilities	12,673	12,487
Deferred tax liabilities	186	221
Lease liability non-current	1,466	480
Total liabilities	14,325	13,188
Stockholders’ equity:
Class A common stock	49	49
Class B common stock	374	377
Additional paid-in capital	354,155	355,584
Accumulated deficit	(303,076)	(306,189)
Total stockholders’ equity	51,502	49,821
Total liabilities and stockholders’ equity	$65,827	$63,009

MARCHEX, INC. AND SUBSIDIARIES

(in thousands)

(unaudited)

Reconciliation of GAAP Net Loss to Adjusted EBITDA and Adjusted Operating Income (Loss) Before Amortization (OIBA)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2022	2021	2022
Net loss applicable to common stockholders	$(333)	$(1,531)	$(5,668)	$(3,113)
Interest income (expense) and other, net	(2,486)	(17)	(2,474)	4
Income tax expense (benefit)	(45)	51	31	81
Amortization of intangible assets from acquisitions	1,378	531	2,559	1,062
Depreciation and amortization	376	407	803	858
Stock-based compensation	655	714	1,399	1,409
Acquisition and disposition-related costs (benefit)	76	22	121	27
Foreign government paycheck assistance and rent subsidies[1]	(148)	(10)	(299)	(10)
Adjusted EBITDA	$(527)	$167	$(3,528)	$318
Depreciation and amortization	376	407	803	858
Adjusted OIBA	$(903)	$(240)	$(4,331)	$(540)

[1]	Includes pandemic related wage and rent relief subsidies, recognized as a reduction of wages or rent during the period received.

MARCHEX, INC. AND SUBSIDIARIES

(in thousands)

(unaudited)

Reconciliation of GAAP Net Loss per Share to Adjusted Non-GAAP Loss Operations per Share

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2022	2021	2022
Net loss applicable to common stockholders, diluted	$(0.01)	$(0.03)	$(0.13)	$(0.07)
Stock-based compensation	0.01	0.01	0.03	0.04
Acquisition and disposition-related costs	-	-	-	-
Amortization of intangible assets from acquisitions	0.03	0.01	0.06	0.02
Interest income and other, net	(0.05)	-	(0.06)	-
Foreign government paycheck assistance and rent subsidies	-	-	-	-
Adjusted non-GAAP loss per share	$(0.02)	$(0.01)	$(0.10)	$(0.01)
Shares used to calculate diluted net loss per share applicable to common stockholders (GAAP) and Adjusted Non-GAAP loss per share	43,832	43,357	43,828	43,331

[1]

For the purpose of computing the number of diluted shares for Adjusted Non-GAAP income (loss) per share, Marchex uses the accounting guidance that would be applicable for computing the number of diluted shares for GAAP net income (loss) per share.